Execution Version
TWENTY-FIRST AMENDMENT TO
FIRST LIEN ISDA 2002 MASTER AGREEMENT
This TWENTY-FIRST AMENDMENT TO FIRST LIEN ISDA 2002 MASTER AGREEMENT (this “Amendment”) is entered into as of March 25, 2022, by and among U.S. OIL & REFINING CO., a Delaware corporation (“Party B”) and MERRILL LYNCH COMMODITIES, INC., a Delaware corporation (“Party A”) and is acknowledged and agreed to by the Guarantors signatory hereto. Capitalized terms used but not defined in this Amendment have the meanings assigned to them in the First Lien ISDA Master Agreement (as defined below).
RECITALS
WHEREAS, Party A has entered into certain intermediation arrangements with Party B pursuant to the terms of that certain First Lien ISDA 2002 Master Agreement, dated as of March 17, 2016, by and between Party A and Party B (including the schedule, exhibits, attachments and annexes thereto and the transactions thereunder, and as amended by that certain First Amendment to First Lien ISDA 2002 Master Agreement, dated as of July 18, 2016, that certain Second Amendment to the First Lien ISDA 2002 Master Agreement, dated as of September 29, 2016, that certain Third Amendment to the First Lien ISDA 2002 Master Agreement, dated as of April 1, 2017, that certain Fourth Amendment to the First Lien ISDA 2002 Master Agreement, dated as of March 13, 2018, that certain Fifth Amendment to the First Lien ISDA 2002 Master Agreement, dated as of June 5, 2018, that certain Sixth Amendment to the First Lien ISDA 2002 Master Agreement, dated as of September 1, 2018, that certain Seventh Amendment to the First Lien ISDA 2002 Master Agreement, dated as of October 2, 2018, that certain Eighth Amendment to the First Lien ISDA 2002 Master Agreement, dated as of January 11, 2019, that certain Ninth Amendment to the First Lien ISDA 2002 Master Agreement, dated as of November 1, 2019, that certain Tenth Amendment to the First Lien ISDA 2002 Master Agreement, dated as of April 21, 2020, that certain Eleventh Amendment to the First Lien ISDA 2002 Master Agreement, dated as of July 28, 2020, that certain Twelfth Amendment to the First Lien ISDA 2002 Master Agreement, dated as of February 1, 2021, that certain Thirteenth Amendment to the First Lien ISDA 2002 Master Agreement, dated as of February 11, 2021, that certain Fourteenth Amendment to the First Lien ISDA 2002 Master Agreement, dated as of April 27, 2021, that certain Fifteenth Amendment to the First Lien ISDA 2002 Master Agreement, dated as of August 16, 2021, that certain Sixteenth Amendment to the First Lien ISDA 2002 Master Agreement, dated as of August 24, 2021, that certain Seventeenth Amendment to the First Lien ISDA 2002 Master Agreement, dated as of October 22, 2021, that certain Eighteenth Amendment to the First Lien ISDA 2002 Master Agreement, dated as of December 17, 2021, that certain Nineteenth Amendment to the First Lien ISDA 2002 Master Agreement, dated as of February 24, 2022, that certain Twentieth Amendment to the First Lien ISDA 2002 Master Agreement, dated as of March 9, 2022, and as subsequently further amended, restated, supplemented, replaced or otherwise modified from time to time, the “First Lien ISDA Master Agreement”); and
WHEREAS, the parties desire to adjust the TD Forward Maximum Volumes specified in the First Lien ISDA Master Agreement; and
WHEREAS, the parties desire to make certain additional changes to the First Lien ISDA Master Agreement, as set forth in more detail herein.
NOW, THEREFORE, in consideration of the mutual agreements contained herein and in the Transaction Documents and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

SECTION 1.    Amendments. Effective on and after the Effective Date (as defined below) the First Lien ISDA Master Agreement is hereby amended as follows:
1.1    By inserting the following new clause (xxii) at the end of Part 14(a) of the First Lien ISDA Master Agreement:
“(xxii) Executive Orders. Party B represents that it is familiar with the March 8, 2022 “Executive Order on Prohibiting Certain Imports and New Investments With Respect to Continued Russian Federation Efforts to Undermine the Sovereignty and Territorial Integrity of Ukraine” (the “March 8 EO”), including the definitions provided therein and is, and will continue to be, in full compliance with all applicable provisions of the March 8 EO as well as all other applicable sanctions and executive orders.”
1.2    The following defined term is inserted into Part 20 of the First Lien ISDA Master Agreement in the appropriate alphabetical order:
““March 8 EO”” has the meaning set forth in Part 14(a)(xxii).”
1.3    Part 3 (TD Forward Initial Volume; TD Forward Maximum Volume) of Attachment 1 (Hydrocarbons) shall be deleted in its entirety and replaced with the following:

Hydrocarbon Group	TD Forward Initial Volume (bbls)	TD Forward Maximum Volume (bbls)
Crude	1,092,873	1,545,000
Gasolines	239,389	300,000
Ethanol	N/A	200,000
Distillates	74,545	105,000
Fuel Oil	127,178	55,000
Jet	99,478	75,000
Asphalt	131,949	150,000
Vacuum Gas Oil	86,588	230,000

SECTION 2.    Effectiveness. This Amendment shall become effective as of the date hereof upon the satisfaction, or waiver in writing by Party A, of each of the conditions set forth in this Section 2 (the “Effective Date”):
2.1    Documentation. Party B and Party A shall have executed and delivered this Amendment.
2.2    Representations and Warranties. After giving effect to this Amendment, each of the representations and warranties contained in Section 3 hereof shall be true and correct in all material respects.
SECTION 3.    Representations and Warranties of Party B. To induce Party A to grant this Amendment, Party B hereby represents and warrants as follows:
3.1    Authority; No Conflicts. The execution, delivery and performance by Party B of this Amendment is within its organizational powers, has been duly authorized by all necessary action, and does not (a) require any consent or approval of any holders of Equity Interests of Party B, other than those already obtained; (b) contravene the organizational documents of Party B; (c) violate any Applicable Law; or (d) result in or require the imposition of any Lien on any property of Party B other than Permitted Liens.
3.2    Enforceability. Party B has duly executed and delivered this Amendment. This Amendment constitutes the legal, valid and binding obligation of Party B enforceable in accordance with its terms, except as enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.
3.3    No Default. As of the date hereof, immediately prior to and after giving effect to this Amendment, no Event of Default, Potential Event of Default or Termination Event has occurred and is continuing under the First Lien ISDA Master Agreement or any other Transaction Document.
3.4    Other Representations and Warranties. All representations and warranties of Party B and the other Transaction Parties (and, as applicable, Par LLC) set forth in Section 3 of the First Lien ISDA Master Agreement (including the Additional Representations in Part 14) and any other documents and transactions entered into in connection herewith or contemplated hereby, are, after giving effect to this Amendment, true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of such date, except (a) to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date, and (b) to the extent that such representations and warranties are qualified as to “materiality” or “material adverse effect” (or words of like import) shall be satisfied in all respects as so qualified.
SECTION 4.     Covenants.
4.1    Expenses. On or within ten (10) Business Days after the later of (a) the Effective Date and (b) Party B’s receipt of any invoice in respect of Permitted Fees and Expenses (as defined below) (such later date, the “Expense Payment Date”), Party B shall pay or reimburse Party A for all reasonable and documented out-of-pocket expenses (including the reasonable and documented out of pocket legal fees and expenses of Stroock & Stroock & Lavan LLP, special counsel to Party A, to the extent Party B has received an invoice in respect of such fees and expenses) incurred by Party A in connection with the preparation, negotiation, execution, delivery and administration of this Amendment, any other Transaction Documents and any other Collateral Documents or any amendment, amendment and restatement, modification or waiver of the provisions thereof (collectively, the “Permitted Fees and Expenses”).
SECTION 5.    Effect on the First Lien ISDA Master Agreement and Other Transaction Documents.
5.1    Except as expressly modified hereby, the First Lien ISDA Master Agreement and other Transaction Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
5.2    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a modification to any right, power or remedy of Party A under the First Lien ISDA Master Agreement or any of the other Transaction Documents, nor constitute a waiver of any provision of the First Lien ISDA Master Agreement or any of the other Transaction Documents.
5.3    Each Grantor hereby agrees that this Amendment and the terms and conditions herein contained shall in no manner affect (other than expressly provided herein) or impair the Obligations (as defined in the Collateral Agreement) or the Liens securing the payment and performance thereof.
SECTION 6.    Miscellaneous.
6.1    Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
6.2    Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. However, this Amendment shall bind no party until Party B and Party A have executed and delivered a counterpart. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic transmission (i.e., a “pdf” or “ tif” document) shall be effective as delivery of a manually executed counterpart of this Amendment.
6.3    GOVERNING LAW. THIS AMENDMENT AND ANY AND ALL CONTROVERSIES ARISING OUT OF OR IN RELATION TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
6.4    Headings. Any Section and paragraph headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date and year first above written.

U.S. OIL & REFINING CO.

By: /s/ Thor A. Nielsen
Name: Thor A. Nielsen
Title: VP & Treasurer

[Signature Page to Twenty-First Amendment to First Lien ISDA 2002 Master Agreement]

MERRILL LYNCH COMMODITIES, INC.

By: /s/ Kent L. Chenevert
Name: Kent L. Chenevert
Title: Managing Director
NY [Signature Page to Twenty-First Amendment to First Lien ISDA 2002 Master Agreement]

Acknowledged and Agreed: PAR PETROLEUM, LLC By: /s/ Thor A. Nielsen Name: Thor A. Nielsen Title: VP & Treasurer MCCHORD PIPELINE CO. By: /s/ Thor A. Nielsen Name: Thor A. Nielsen Title: VP & Treasurer

NY [Signature Page to Twenty-First Amendment to First Lien ISDA 2002 Master Agreement]